Exhibit 99.1

SLM CORPORATION EARNINGS PRESENTATION FIRST-QUARTER 2015

APRIL 23, 2015

[Graphic Appears Here]

Forward-Looking Statements and Disclaimer

Cautionary Note Regarding Forward-Looking Statements

The following information is current as of April 22, 2015 (unless otherwise noted) and should be read in connection with SLM Corporation’s press release announcing its financial results for the quarter ended March 31, 2015, and the Form 10-Q for the quarter ended March 31, 2015 (filed with the Securities Exchange Commission (“SEC”) on April 22, 2015) and subsequent reports filed with the SEC.

This Presentation contains “forward-looking” statements and information based on management’s current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the Company’s beliefs or expectations and statements that assume or are dependent upon future events, are forward-looking statements. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2014 (filed with the SEC on Feb. 26, 2015); increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which the Company is a party; credit risk associated with the Company’s exposure to third parties, including counterparties to the Company’s derivative transactions; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). The Company could also be affected by, among other things: changes in its funding costs and availability; reductions to its credit ratings; failures or breaches of its operating systems or infrastructure, including those of third-party vendors; damage to its reputation; failures or breaches to successfully implement cost-cutting and restructuring initiatives and adverse effects of such initiatives on the Company’s business; risks associated with restructuring initiatives; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; changes in banking rules and regulations, including increased capital requirements; increased competition from banks and other consumer lenders; the creditworthiness of customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of earning assets versus funding arrangements; rates of prepayment on the loans made by the Company and its subsidiaries; changes in general economic conditions and the Company’s ability to successfully effectuate any acquisitions; and other strategic initiatives. The preparation of the Company’s consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this Presentation are qualified by these cautionary statements and are made only as of the date of this Presentation. The Company does not undertake any obligation to update or revise these forward-looking statements to conform such statements to actual results or changes in its expectations.

The Company reports financial results on a GAAP basis and also provides certain core earnings performance measures. The difference between the Company’s “Core Earnings” and GAAP results for the periods presented were the unrealized, mark-to-market gains/losses on derivative contracts. These are recognized in GAAP but not in “Core Earnings” results. The Company provides “Core Earnings” measures because this is what management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s “Core Earnings” are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies.

For additional information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations – GAAP Consolidated Earnings Summary-Core Earnings” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 for a further discussion and for a complete reconciliation between GAAP net income and core earnings.

Disclaimer. A significant portion of the historical data relating to historical Smart Option Student Loan performance used to prepare certain of these materials was provided to Sallie Mae Bank by Navient Corporation (“Navient”) pursuant to a Data Sharing Agreement executed in connection with the Spin-Off. Under the Data Sharing Agreement, Navient makes no representations or warranties to Sallie Mae Bank concerning the accuracy and completeness of information that they provided. Sallie Mae Bank has not independently verified, and is not able to verify, the accuracy or completeness of the data provided under the agreement or of Navient’s representations and warranties. Although we have no reason to believe that the data used to prepare the tabular and graphic presentations in this documents as a whole, is materially inaccurate or incomplete, and have assumed that the data provided by Navient under the Data Sharing Agreement as a whole to be materially accurate and complete, neither the Company nor any person on its behalf has independently verified the accuracy and completeness of such data.

[Graphic Appears Here]

[Graphic Appears Here]

Sallie Mae Bank Overview

Sallie Mae Bank Key Portfolio Statistics for Q1 2015

Portfolio of $9.7 billion of high quality Private Education Loans

90% cosigned

Average Originations FICO of 748

79% of the loans have a FICO > 700

26% of loans are in full principal and interest repayment

56% of customers elected to make payments while in school

$1.2 billion of FFELP loans, which we view as supplemental liquidity

$0.9 billion in cash

Net interest margin= 5.60%

Private student loan yield= 8.07%

Sallie Mae Bank has a diversified approach to funding which includes:

$11.2 billion in deposits

$6.6 billion brokered deposits swapped to LIBOR

$4.6 billion in stable retail and other deposits

$750 million secured funding facility

Will begin issuing term ABS in 2015

[Graphic Appears Here]

Key Financial Metrics

($Millions) Q1 2015 Q4 2014 Q1 2014

Private Education Loans, Gross $ 9,769 $ 8,311 $ 7,275

Net Interest Income $ 171 $ 151 $ 139

Net Interest Margin 5.60% 5.01% 5.50%

Private Education Yield 8.07% 8.07% 8.14%

Cost of Funds 1.17% 1.11% 1.04%

Operating Expenses $ 81 $ 78 $ 66

Restructuring Expenses $ 5 $ 10 -

Bank Total Risk-Based Capital 14.4% 15.9% 15.8%

High Quality Private Education Loan Originations Growth

$5,000

$4,500 $ 4,300

$4,076 5%

$4,000 $ 3,795 7%

MM) $3,500 $3,342 14%

( $ $3,000 $2,737 22%

$2,500

$2,000 $1,663

Originations $1,500 9%

$1,000

$500

$0

2011 2012 2013 2014 2015

Private Education Loan Originations

Originations Statistics ($) Q1 2015 Q1 2014

% Cosigned 86% 86%

% In School Payment 56% 55%

Average Originated FICO 748 746

YoY Originations Growth Rate 9% 5

[Graphic Appears Here]

Q1 Private Education Loan Delinquencies1

1Q 2015 4Q 2014 1Q 2014

($ Thousands) Balance% Balance% Balance%

Loans in repayment and percentage of each status:

Loans current 5,896,132 98.4% 5,045,600 98.0% 4,243,750 99.2%

Loans delinquent 31-60 days 54,883 0.9 63,873 1.2 21,375 0.5

Loans delinquent 61-90 days 31,202 0.5 29,041 0.6 13,527 0.3

Loans delinquent greater than 90 days 12,904 0.2 10,701 0.2 317 -

Total private education loans in repayment 5,995,121 100.0% 5,149,215 100.0% 4,278,969 100.0%

Loans in forbearance 170,162 135,018 11,358

Loans in forbearance/ loans in repayment and forbearance 2.8% 2.6% 0.3%

Allowance as a % of the ending loans in repayment 1.4% 1.5% 1.7%

Historical and current delinquency rates are not comparable due to pre-spin loan sales

Net charge-offs for 1Q 2015 were 0.5% as a percentage of average loans in repayment

Delinquency and Default Performance (As a % of Loans in P&I Repayment)2,3

10.0% 31-60 Day Delinquency 10.0% 61-90 Day Delinquency

Balance 8.0% Balance 8.0%

6.0% 6.0%

Repayment 4.0% Repayment 4.0%

P&I P&I

of 2.0% of 2.0%

%%

0.0% 0.0%

Legacy SLM: 31-60 Delinquency SLM Bank: 31-60 Delinquency Legacy SLM: 61-90 Delinquency SLM Bank: 61-90 Delinquency

91+ Day Delinquency Annualized Gross Default Rate

10.0% 10.0%

Balance 8.0% Balance 8.0%

6.0% 6.0%

Repayment 4.0% Repayment 4.0%

P&I P&I

of 2.0% of 2.0%

%%

0.0% 0.0%

Legacy SLM: 91+ Delinquency SLM Bank: 91+ Delinquency Legacy SLM: Annualized Gross Default Rate SLM Bank: Annualized Gross Default Rate 7

[Graphic Appears Here]

Earnings Metrics4

($Millions, except per share amounts) Q1 2015 Q4 2014 Q1 2014

GAAP Net Income $ 48 $ 20 $ 47

GAAP Net Income Diluted EPS 0.10 0.03 0.11

Hedge Effectiveness Adjustment(1)—1

“Core Earnings” 46 20 48

“Core Earnings” Diluted EPS 0.10 0.03 0.11

Core ROA 1.5% 0.6% 1.8%

Core ROCE 13.1% 4.7% 16.6%

[Graphic Appears Here]

2015 Guidance

Target

2015 Originations $4.3 Billion

Operating Expenses $340 Million

Additional Restructuring Expense $7 Million

Loan Sales at 10.5% Premium $1.5 Billion

Provision for Loan Losses, Private $95 Million

“Core Earnings” diluted EPS $0.57-$0.59

[Graphic Appears Here]

Footnotes

1 For this slide, “Loans in Repayment” includes in-school loans making interest only and fixed payments as well as loans that have entered full principal and interest repayments status after any applicable grace period

2 Delinquency and Default rates are calculated as a percentage of loans in principal and interest (P&I) repayment. Loans in ‘P&I Repayment’ includes only those loans for which scheduled principal and interest payments are due. Legacy SLM portfolio serviced pursuant to a 212 day charge off policy. Sallie Mae Bank portfolio serviced pursuant to a 120 day charge off policy. Historical trends may not be indicative of future performance.

3 For important information regarding historical performance data, see pages 11 and 12.

4 The difference between core earnings and GAAP net income is driven by mark-to-market unrealized gains and losses on derivative contracts recognized in GAAP, but not in core earnings results. See page 13 for a reconciliation of GAAP and Core Earnings.

5 Derivative Accounting: “Core Earnings” exclude periodic unrealized gains and losses caused by the mark-to-market valuations on derivatives that do not qualify for hedge accounting treatment under GAAP, as well as the periodic unrealized gains and losses that are a result of ineffectiveness recognized related to effective hedges under GAAP. Under GAAP, for our derivatives held to maturity, the cumulative net unrealized gain or loss over the life of the contract will equal $0.

6 “Core Earnings” tax rate is based on the effective tax rate at the Bank where the derivative instruments are held.

[Graphic Appears Here]

Important Information Regarding Historical Loan Performance Data

On April 30, 2014 (the “Spin-Off Date”), the former SLM Corporation legally separated (the “Spin-Off”) into two distinct publicly traded entities: an education loan management, servicing and asset recovery business called Navient Corporation (“Navient”), and a consumer banking business called SLM Corporation. SLM Corporation’s primary operating subsidiary is Sallie Mae Bank. We sometimes refer to

SLM Corporation, together with its subsidiaries and its affiliates, during the period prior to the Spin-Off as “legacy SLM.”

In connection with the Spin-Off, all private education loans owned by legacy SLM, other than those owned by its Sallie Mae Bank subsidiary as of the date of the Spin-Off, and all private education loan asset-backed securities (“ABS”) trusts previously sponsored and administered by legacy SLM were transferred to Navient. As of the Spin-Off Date, Navient and its sponsored ABS trusts owned $30.8 billion of legacy SLM’s private education loan portfolio originated both prior to and since 2009. As of the Spin-Off Date, Sallie Mae Bank owned $7.2 billion of private education loans, the vast majority of which were unencumbered Smart Option Student Loans originated since 2009.

Legacy SLM’s Private Education Loans and ABS Programs Prior to the Spin-Off

In 1989, legacy SLM began making private education loans to graduate students. In 1996, legacy SLM expanded its private education loan offerings to undergraduate students. Between 2002 and 2007,

legacy SLM issued $18.6 billion of private education loan-backed ABS in 12 separate transactions.

In 2008, in response to the financial downturn, legacy SLM revised its private education loan underwriting criteria, tightened its forbearance and collections policies, ended direct-to-consumer disbursements, and ceased lending to students attending certain for-profit schools. Legacy SLM issued no private education loan ABS in 2008.

In 2009, legacy SLM introduced its Smart Option Student Loan product and began underwriting private education loans with a proprietary custom credit score. The custom credit score included income-

based factors, which led to a significant increase in the percentage of loans requiring a co-signer, typically a parent.

Sallie Mae Bank’s Private Education Loan and ABS Programs Post-Spin Off

Originations. Following the Spin-Off, Sallie Mae Bank has continued to originate loans under the Smart Option Student Loan program. As of December 31, 2014, it owned $9.5 billion of private education loans, the vast majority of which were Smart Option Student Loans originated since 2009, and two-thirds of which were originated in 2013 and 2014. Navient ceased originating private education loans following the Spin-Off.

Servicing. Immediately prior to the Spin-Off, Sallie Mae Bank assumed responsibility for collections of delinquent loans on the vast majority of its Smart Option Student Loan portfolio. Following the Spin-Off

Date, Navient continued to service all private education loans owned by the two companies on its servicing platform until October 2014, when servicing for the vast majority of Sallie Mae Bank’s private education loan portfolio was transitioned to Sallie Mae Bank. Sallie Mae Bank now services and is responsible for collecting the vast majority of the Smart Option Student Loans it owns.

Additional Information. Prior to the Spin-Off, all Smart Option Student Loans were originated and initially held by Sallie Mae Bank, as a subsidiary of legacy SLM. Sallie Mae Bank typically then sold certain of the performing Smart Option Student Loans to an affiliate of legacy SLM for securitization. Additionally, on a monthly basis Sallie Mae Bank sold all loans that were over 90 days past due, in forbearance, restructured or involved in a bankruptcy to an affiliate of legacy SLM. As a result of this second practice, prior to the occurrence of the Spin-Off, historical performance data for Sallie Mae

Bank’s Smart Option Student Loan portfolio reflected minimal later stage delinquencies, forbearance or charge-offs.

Legacy SLM collected Smart Option Student Loans pursuant to policies that required loans be charged off after 212 days of delinquency. In April 2014, Sallie Mae Bank began collecting the vast majority of its Smart Option Student Loans pursuant to policies that required loans be charged off after 120 days of delinquency, in accordance with bank regulatory guidance. As a result of the various policies described above, it was not until recently that (a) a meaningful amount of Smart Option Student Loan charge-offs occurred in Sallie Mae Bank’s portfolio, and (b) performance data on Sallie Mae Bank’s owned Smart Option Student Loan portfolio became useful as a basis for evaluating historical trends for Smart Option Student Loans. For the reasons described above, much of Sallie Mae Bank’s historical performance data does not reflect current collections and charge off practices and may not be indicative of the future performance of the Bank’s Smart Option Student Loans. We do not believe credit performance indicators for Sallie Mae Bank-owned and -serviced Smart Option Student Loans yet provide meaningful period-over-period comparisons.

[Graphic Appears Here]

Important Information Regarding Historical Loan Performance Data (cont.)

Smart Option Loan Portfolio Data for Charts on Page 7 of Presentation

Legacy SLM Consolidated Smart Option Student Loan Portfolio Data prior to the Spin-Off Date, and Sallie Mae Bank-Only Smart Option Student Loan Data from and after the Spin-Off Date. Information reflected in the charts on Page 7 of this Presentation is presented (a) prior to the Spin-Off Date for Smart Option Student Loans owned or serviced by legacy SLM prior to the Spin-Off, and (b) from and after the Spin-Off Date for Smart Option Student Loans owned and serviced by Sallie Mae Bank from and after the Spin-Off. Data in this category is used in the charts below under the following headings:

“31-60 Day of Delinquency;”

“61-90 Day Delinquency;”

“91-plus Day Delinquency;” and

“Annualized Gross Default Rate.”

This consolidated Smart Option Student Loan portfolio data provides insight into historical delinquencies and defaults specifically of the Smart Option Student Loans covered, regardless of the loans’ ownership at the time, or whether the loans serve as collateral for an ABS trust. We believe this data is currently the most relevant data available for assessing historical Smart Option Student Loan performance.

Loans owned or serviced by legacy SLM and contained in this consolidated Smart Option Student Loan portfolio category were serviced pursuant to legacy SLM servicing policies prior to the Spin-Off. Loans owned and serviced by Sallie Mae Bank and contained in this consolidated Smart Option Student Loan portfolio were serviced pursuant to Sallie Mae Bank servicing policies since the Spin-Off. The servicing policies of legacy SLM were different than the servicing policies of Sallie Mae Bank. Specifically, legacy SLM charged off loans after 212 days of delinquency, while Sallie Mae Bank charges off loans after 120 days of delinquency in accordance with bank regulatory guidance. As a result, future performance of loans serviced by Sallie Mae Bank may differ from the historical performance of loans reflected in this consolidated Smart Option Student Loan portfolio data.

Any data or other information presented in the following report is for comparative purposes only, and, is not to be deemed a part of any offering of securities.

[Graphic Appears Here]

“Core Earnings” to GAAP Reconciliation

“Core Earnings” adjustments to GAAP:

GAAP net income attributable to SLM

Corporation……………………………. $ 47,699 $ 19,717 $ 47,448

Preferred stock dividends ……………………. 4,823 4,855 -

GAAP net income attributable to SLM Corporation

common stock………………….…………… $ 42,876 $ 14,862 $ 47,448

Adjustments:

Net impact of derivative accounting5 …….……(2,269) 62 1,223

Net tax effect6 ………………………….…… 905 24(463)

Total “Core Earnings” adjustments to GAAP …….(1,364) 38 760

“Core Earnings” net income attributable to SLM

Corporation common stock ……….……………$ 41,512 $ 14,900 $ 48,208

GAAP diluted earnings per common share ……… $ 0.10 $ 0.03 $ 0.11

Derivative adjustments, net of tax ………………— -

“Core Earnings” diluted earnings per common share $ 0.10 $ 0.03 $ 0.11